Northwestern Mutual Series Fund, Inc.

Supplement Dated December 30, 2015 to the

Statement of Additional Information Dated May 1, 2015, as supplemented

This Supplement revises certain information contained in the Statement of Additional Information (“SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2015, as supplemented June 22, 2015 and August 28, 2015. You should read this Supplement together with the SAI.

Update Regarding Series Fund Management

Effective November 19, 2015, R. David Ells resigned as Chairman of the Board of Directors, as well as a Director, of the Fund. All references to Mr. Ells in the SAI are hereby deleted. Also effective November 19, 2015, Ronald P. Joelson was appointed Chairman of the Board of Directors, as well as a Director, to replace Mr. Ells. As a result of Mr. Joelson’s appointment, the second paragraph of the sub-section titled “Board Member Qualifications” under the SAI section titled “MANAGEMENT OF THE FUND” is revised as follows:

“At a meeting of the Board of Directors on November 19, 2015, Ronald P. Joelson was elected to the Fund’s Board of Directors and was appointed Chairperson to replace R. David Ells, who resigned effective November 19, 2015. Mr. Joelson has extensive investment management experience and a significant knowledge of insurance products gained through various roles both within and external to Northwestern Mutual. Mr. Joelson joined Northwestern Mutual in 2012 as Chief Investment Officer, in which role he oversees the management of Northwestern Mutual’s general account investment portfolio and is responsible for each of Northwestern Mutual’s investment departments. Prior to joining Northwestern Mutual, Mr. Joelson served as Chief Investment Officer for Genworth Financial as well as Prudential Financial, where he spent the majority of his career and held several other roles. Mr. Joelson’s investment experience includes familiarity not only with the whole spectrum of investment asset classes, but also with risk management, investment strategy, analytics and leadership development. Mr. Joelson, who holds an M.B.A. in finance and accounting and serves on the audit committee of Conning Holdings Corporation, also brings additional experience in financial and accounting matters to the Board. As a member of Northwestern Mutual’s executive leadership team, Mr. Joelson brings a unique and valuable viewpoint to the Board.”

The Holdings Table under the SAI section titled “MANAGEMENT OF THE FUND” in the sub-section titled Directors’ and Officers’ Holdings is revised to include Mr. Joelson as an Interested Director. As of November 30, 2015, Mr. Joelson did not beneficially own any shares of the Fund’s Portfolios.

In addition, the Directors and Officers Table found in Appendix B to the SAI is revised to include information for Mr. Joelson as of November 30, 2015 as follows:

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Director
Ronald P. Joelson c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1958	Chairman of the Board	2015	Since 2012, Executive Vice President of The Northwestern Mutual Life Insurance Company (NM) and Chief Investment Officer of NM. Prior thereto, Chief Investment Officer of Genworth Financial from 2012 to 2007.	27	None

Mr. Joelson is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, because he is an Executive Vice President of The Northwestern Mutual Life Insurance Company, the parent corporation of the Fund’s investment adviser.

Mid Cap Growth Stock Portfolio – Portfolio Manager Addition

Effective December 3, 2015, Daniel Crowe joined Robert C. Lanphier IV and David P. Ricci as co-portfolio manager of the Mid Cap Growth Stock Portfolio. Accordingly, the “Other Accounts Managed by Portfolio Managers” table found in Appendix D beginning on page B-107 is hereby amended to add Mr. Crowe’s information as of November 30, 2015.

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Daniel Crowe	Mid Cap Growth Stock Portfolio	No other registered investment companies	No other pooled investment vehicles	No other accounts

As of November 30, 2015, Mr. Crowe did not own any Northwestern Mutual variable annuity or variable life contracts with investments in the Mid Cap Growth Stock Portfolio.

In addition, the information for William Blair Investment Management, LLC (“WBIM”) found in Appendix D under the sub-sections titled Compensation of Portfolio Managers beginning on page B-116 and Conflicts of Interest beginning on page B- 128 also applies to Mr. Crowe.

International Growth Portfolio – Sub-Adviser Name Change

Pyramis Global Advisors, LLC, sub-adviser for the International Growth Portfolio, changed its name to FIAM LLC and any and all references to the sub-adviser shall refer to FIAM LLC. FIAM LLC and its group of affiliates managed approximately $209.6 billion in assets worldwide as of September 30, 2015. FIAM LLC is an indirect, wholly owned subsidiary of FMR LLC (along with its affiliates, “Fidelity Investments”).

Contingent Convertible Instruments

The following supplements the disclosure under “Convertible Securities” in the section titled “MORE ABOUT THE PORTFOLIOS’ OBJECTIVES AND STRATEGIES” beginning on page B-39:

“Contingent Convertible Instruments. Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

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Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

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Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Portfolios, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

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Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

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Please retain this Supplement for future reference.